UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	46-5188184
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street, Richmond, VA	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 887-5000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On December 18, 2015, Media General, Inc., announced the expiration of LIN Television Corporation’s offering to exchange (the “Exchange Offer”) up to $400,000,000 aggregate principal amount of its outstanding 5.875% Senior Notes due 2022 for up to $400,000,000 aggregate principal amount of its new 5.875% Senior Notes due 2022 that have been registered under the Securities Act of 1933, as amended. The Exchange Offer is more fully explained in the press release attached as Exhibit 99.1 and incorporated by reference to this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated December 18, 2015 by Media General, Inc. reporting the expiration of LIN Television Corporation’s exchange offer relating to its 5.875% Senior Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2015	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit	Description

99.1	Press release dated December 18, 2015 by Media General, Inc. reporting the expiration of LIN Television Corporation’s exchange offer relating to its 5.875% Senior Notes due 2022.